SUPPLEMENT TO THE

FIDELITY® U.S. GOVERNMENT RESERVES AND

FIDELITY CASH RESERVES

January 29, 2001

STATEMENT OF ADDITIONAL INFORMATION

Effective May 17, 2001, the following information has been removed from the "Additional Purchase, Exchange and Redemption Information" section on page 11.

For Select Cash Reserves account shareholders, a deferred sales charge of 1% of the redemption amount will be deducted when you redeem shares purchased prior to October 12, 1990. The deferred sales charge does not apply to exchanges to the Select Portfolios.

The following information replaces the similar information found in the "Additional Purchase, Exchange and Redemption Information" section beginning on page 11.

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

CAS/FUSB-01-04 March 23, 2001
1.475755.109